OmniBio

Corporate Presentation

September, 2014





Forward-Looking Statements

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at www.sec.gov. We refer you to the "Forward-Looking Statements" and "Risk Factors" sections of these filings.

Omni Bio Value Proposition

Emerging biopharmaceutical company with patented- protected, recombinant technology based on alpha-1 antitrypsin (AAT)

Uniquely positioned to capitalize on AAT's role in mediating multiple anti-inflammatory and tissue protective pathways

Advancing to key risk-reducing milestones over next 6 months

Corporate Snapshot

Focused Opportunity	• Targeting immune-mediated inflammatory diseases with high unmet medical need
De-Risked Technology Platform	• AAT-Fc: First-in-class recombinant technology similar to Enbrel® • Leverages emerging science from studies of plasma-derived AAT (p-AAT) • p-AAT currently marketed for supplementation therapy in AAT-deficient patients
New High-Value Indications	• New targets: *Type 1 diabetes, graft vs host disease (GvHD), chronic gout* • Additional opportunities: *Supplementation therapy, RA, IBD, post-MI heart disease*
Strategic Assets	• Broad IP covering AAT-Fc and various uses of p-AAT • Highly experienced executive team • Multiple near-term milestones

Broad Array of High-Value Targets

Therapeutic Options	Market Potential (US/EU)
Graft vs Host Disease	~$500M
Type 1 Diabetes (Early Onset)	>$1B
Chronic Gout	>$1B
Supplementation Therapy	>$500M
Rheumatoid Arthritis	>$1B
Inflammatory Bowel Disease	>$1B
COPD	>$1B
Post-MI Heart Disease	>$1B

Initial Target Indications

Lifecycle Management Opportunities

Targets Supported by Growing Evidence

Extensive Animal Model Data

- p-AAT studied in diabetes, islet cell transplantation, GvHD, gout, inflammatory bowel disease, myocardial infarction and more
- AAT-Fc equally effective at 40-50x lower doses in models of gouty arthritis, IBD and AMI

Emerging p-AAT Clinical Trials

- Type 1 diabetes
  - Three pilot trials suggest improvement in β cell function
  - Grifols & Kamada have begun Phase 2/3 placebo-controlled trials in early onset patients
- Graft vs host disease
  - Pilot studies in steroid refractory patients underway at Michigan & Fred Hutchinson Cancer Research Center
  - Initial results expected in 4Q 2014
- Myocardial infarction
  - Pilot study results expected in 4Q 2014

OmniBio

AAT-Fc Positioned for Commercial Success

p-AAT

- Extracted & purified from whole blood



- Safely used for >25 years, but:
  - Weekly, 1 to 2-hr I.V. infusions
  - ~$100k / patient / year
  - Market limited by supply

AAT-Fc

- Fc-fusion protein similar to Enbrel®


Recombinant AAT
Human IgG1-Fc

- Greatly expanded market potential:
  - 40-50x more potent; longer half-life
  - Possibility of subcutaneous self-administration
  - Easily scalable manufacturing

OmniBio

Strategic Options for AAT-Fc Development

Develop Alone Through Phase 2a	Co-Develop with Partner	Out-License To Pharma Co.
• 3-4 year outlook • Additional funding of ~$15M required	• 1-3 year outlook • Any time from cell line optimization onward • Lowers standalone funding requirement	• Most likely from Phase 1 onward • Leveraged exit point for Omni investors

AAT-Fc Development Timeline


Cell Line Optimization
Start Toxicology Program
File IND
Complete Phase 1
2014
2015
2016
2017
2018
Emerging p-AAT Data
Mfg Milestones
AAT-Fc Clinical Studies

OmniBio

Additional Investment Needed to Achieve Critical AAT-Fc Milestones*

$5-6 M Now	$2-3 M 2016	$5-6 M 2017
Complete Preclinical Development	**Conduct 1st Human Trials**	**Conduct 1st Patient Trial**
• Process/formulation/ analytical development • Ancillary pharmacology & pilot toxicology studies • GMP clinical trial material (drug product) • IND enabling animal toxicology • IND submission	• Phase 1 clinical trials • Initial safety, pk/pd & biomarker data	• Phase 2a clinical trial to establish "Proof of Principle" for first new indication (e.g., T1D, GvHD, gout)

*Includes corporate operating expenses.

Value Creation Roadmap

Cell Line Optimization/Mfg

- Complete AAT-Fc cell line optimization in 4Q 2014 to enable first GMP manufacturing in 2015
  - ✓ Partnered with Sigma Aldrich and Gallus BioPharmaceuticals

Pre-IND Studies of AAT-Fc

- Publish ancillary animal pharmacology studies
- Conduct IND-enabling toxicology program

Leverage Emerging p-AAT Data

- Fine-tune early clinical strategy for AAT-Fc based on emerging p-AAT data
- Should enable more direct, risk-reduced regulatory path to first indication for AAT-Fc

Monetize Dominant IP Position

- Exploit IP sub-licensing opportunities for various use patents related to p-AAT

Patent Estate Summary

AAT-Fc Patents

- Issued for lead technology in US; pending in Europe/Canada
- Filed globally for multiple IgG Fc constructs
- Filed globally for "hinge-modified" backup series

p-AAT Use Patent Areas*

- Diabetes (Type 1 and Type 2)
- Graft vs Host Disease (GvHD)
- Non-organ transplantation rejection
- Post myocardial infarction remodeling
- Certain bacterial and viral infections
- Radioprotection

* Sub-licensable method-of-use patents issued or pending in the US for all indications, issued/granted in Canada/Europe for GvHD, and pending globally for radioprotection.

Highly-Experienced Executive Team



CEO
Bruce Schneider, PhD

- Over 35 years drug development experience
- Most recently EVP & Chief of Research Operations at Wyeth/Pfizer



CFO
Jack Riccardi, MBA

- Seasoned large and small company executive
- General Motors, ADial Pharmaceuticals, Green Street Ventures



CSO
Charles Dinarello, MD

- World recognized "father" of cytokine biology
- Current affiliations with U. of Colorado & Radboud Univ (NL)



CDO
Bruce Forrest, MD

- Over 25 years experience in immunology & drug development
- President, BD Forrest & Co, Inc.

Plus extensive network of collaborators & consultants

Shareholder Information

Stock Symbol	OMBP.PK
Closing Stock Price (9/3/14)	$0.25
52-week Range	$0.12-0.50
Shares Outstanding	38.8 million
Fully Diluted Shares	76.8 million
Market Capitalization (9/3/14)	$9.3 million
Cash on Hand (6/30/14)*	$0.7 million

*exclusive of additional $1 million loan facility from lead investor.

Corporate Summary

First-in-Class Recombinant Technology (AAT-Fc)

- ✓ Improved potency with superior scalability
- ✓ Potential for patient-friendly, subcutaneous self-administration
- ✓ Significantly de-risked by p-AAT history & emerging data

Targeting Type 1 Diabetes, GvHD and Chronic Gout

- ✓ AAT fundamental mediator of anti-inflammatory and tissue protective pathways
- ✓ Encouraging results from early clinical studies of p-AAT in T1D
- ✓ Large-scale T1D trials started; early trials in GvHD & AMI underway

Next Key Milestones

- ✓ AAT-Fc cell line optimization and initial mfg scale-up (4Q 2014)
- ✓ Initial data from GvHD and AMI trials (4Q 2014)

OmniBio

Representative Data Slides

AAT-Fc Pharmacokinetics


N = 6
AAT (µg/ml)
pAAT (60mg/kg)
AAT-Fc (2mg/kg)
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
0.5 1 2 3 4 5 6 7 8 9 10 day
Pre-bleeding
Injection
*
**
***
N = 5
Plasma AAT (µg/ml)
pAAT (10mg/kg)
AAT-Fc (10mg/kg)
0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
2 4 6 8 10 12 14 day
DAY 5
Day 7

AAT-Fc Prolongs Plasma Concentrations at Lower Doses

OmniBio

Science Supports AAT-Fc Development in Several Medically Important Indications

Inflammation & Gout

- AAT-Fc showed dose-dependent reduction in joint inflammation and IL-1β levels in a mouse model of gouty arthritis
- Potency greater than p-AAT and anakinra

Diabetes

- AAT protects insulin-producing islet beta-cells in multiple animal models
- Three Phase 1 clinical studies showed potential clinical benefit in patients with recently diagnosed Type 1 diabetes

Graft vs Host Disease

- AAT decreased mortality in three different mouse models of GvHD
- Two early clinical trials of p-AAT underway

Post-MI Heart Disease

- AAT-Fc reduced infarct size and improved systolic function in mouse models of MI
- Anti-inflammatory and cardioprotective effects comparable to p-AAT

AAT-Fc Data

Joint Inflammation & Gout

Treatment with AAT-Fc reduced joint inflammation and IL-1β levels in mouse model of gouty arthritis



Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug



IL-1β (pg/mL)
120
100
80
60
40
20
0
p<0.001
IvIG 50ug
AAT-Fc 50ug
AAT-Fc 25ug
AAT-Fc 12.5ug

4 hours after chemical-induced inflammation

OmniBio

AAT-Fc Data

Joint Inflammation & Gout

AAT-Fc highly effective in clearing granular infiltrates that cause inflammation in gout model

IvIg 50ug



AAT-Fc 50ug



4 hours after chemical-induced inflammation

OmniBio

AAT-Fc Data

Joint Inflammation & Gout

Reduction in joint swelling competitive with p-AAT and anakinra yet at much lower doses



Joint swelling (0-3)
1.5
1.0
0.5
0.0
p<0.001
p<0.001
IvIG 50ug
pd-AAT 2mg
pd-AAT 50ug
AAT-Fc 50ug



Joint swelling (0-3)
2.0
1.5
1.0
0.5
0.0
p<0.001
p<0.001
BSA 10mg
AAT-Fc 50ug
IL-1Ra 10mg

4 hours after chemical-induced inflammation

OmniBio

p-AAT Data

Type 1 Diabetes

p-AAT protects insulin-producing islet beta-cells in multiple animal models

- Restores immune tolerance to insulin-producing beta cells in NOD mice (a model of recent-onset Type 1 diabetes)
- Preserves islet cell function and normalizes glucose levels

Potential clinical benefit also shown in 3 early clinical studies

- p-AAT stabilized C-peptide levels after 8 weeks of dosing
- Demonstrated prolonged reduction of IL-1β and other inflammatory molecules

Double-blind, placebo-controlled Phase 2/3 clinical studies

- Recently initiated by Grifols and Kamada
- Targeting newly diagnosed Type 1 diabetic patients

p-AAT Data

Type 1 Diabetes

p-AAT treatment preserves islet cell function in mouse model (essential for insulin production)


Percent euglycemic
100
80
60
40
20
0
0
50
100
150
200
250
300
Days after initial therapy
Insulin+AAT
Insulin Control


A
B
C
D

Fig. 2. Islet histology of spontaneous diabetic NOD mice at recent onset of disease and treatment with AAT (100 days after onset). NOD pancreases are

Koulmanda et al (2008) PNAS 105: 16242-16247

OmniBio

p-AAT Data

Type 1 Diabetes

8-week dosing in patients suggests stabilization of C-peptide levels


C-peptide Mean 2-hour AUC (pmol/mL)
2.0
1.5
1.0
0.5
0.0
0
100
200
300
400
Study Day
Pediatric
Adult

Mean change from baseline:

- Adult: +0.013 (p=0.852)
- Pediatric: -0.191 (p=0.148)

NIH's Immune Tolerance Network RETAIN study, EASD presentation, Berlin, Oct 2012

OmniBio

p-AAT Data

Graft vs Host Disease (GvHD)

p-AAT reduces mortality from GvHD in mouse transplant model

- **Pro-inflammatory cytokines reduced**
  - TNF-α, IL-1β, and NF-kβ
- **IL-10 increased**
- **Ratio of anti-graft T cells to regulatory T cells improved**



100
80
60
40
20
0
Survival (%)
0 10 20 30 40 50 60 70
Days after BMT
Matched Transplant (n=8)
Mis-matched Transplant (n=9)
Mis-matched Transplant + p-AAT (n=9)

Two clinical trials of p-AAT in GvHD underway

UNIVERSITY OF MICHIGAN

FRED HUTCHINSON CANCER RESEARCH CENTER
A LIFE OF SCIENCE

Tawara I et al. PNAS 2012;109:564-569

OmniBio

AAT-Fc/p-AAT Data

Post-MI Heart Disease

Anti-inflammatory and cardioprotective effects

- Demonstrated in mouse models of myocardial infarction
- Infarct size reduced & systolic function improved with both p-AAT and AAT-Fc

Clinical trial of post-MI inflammatory response with p-AAT

- Being studied in patients with ST-segment elevation myocardial infarction (STEMI)
- STEMI is a major risk factor for heart failure patients

p-AAT Data

Post-MI Heart Disease

p-AAT reduces acute myocardial infarct size in mouse model


Albumin
AAT
Infarct
Infarct

N=6 per group   * P<0.05 vs sham   ** P<0.05 vs Albumin

Toldo et al. (2011) J Mol Cell Cardiol 51(2): 244-51